Short-Term Debt and Credit Facilities	12 Months Ended
Dec. 31, 2015
MidAmerican Energy Company [Member]
Short-Term Debt and Credit Facilities [Line Items]
Short-term Debt [Text Block]
Short-Term Debt and Credit Facilities

Interim financing of working capital needs and the construction program is obtained from unaffiliated parties through the sale of commercial paper or short-term borrowing from banks. MidAmerican Energy has a $600 million unsecured credit facility expiring in March 2018. The credit facility, which supports MidAmerican Energy's commercial paper program and its variable-rate tax-exempt bond obligations and provides for the issuance of letters of credit, has a variable interest rate based on the London Interbank Offered Rate ("LIBOR") or a base rate, at MidAmerican Energy's option, plus a spread that varies based on MidAmerican Energy's credit ratings for senior unsecured long-term debt securities. In addition, MidAmerican Energy has a $5 million unsecured credit facility, which expires in June 2016 and has a variable interest rate based on LIBOR plus a spread. As of December 31, 2014, the weighted average interest rate on commercial paper borrowings outstanding was 0.35%. The $600 million credit facility requires that MidAmerican Energy's ratio of consolidated debt, including current maturities, to total capitalization not exceed 0.65 to 1.0 as of the last day of any quarter. As of December 31, 2015, MidAmerican Energy was in compliance with the covenants of its credit facilities. MidAmerican Energy has authority from the FERC to issue commercial paper and bank notes aggregating $605 million through June 30, 2016.

The following table summarizes MidAmerican Energy's availability under its two unsecured revolving credit facilities as of December 31 (in millions):

	2015	2014

Credit facilities	$605	$605
Less:
Short-term debt outstanding	—	(50)
Variable-rate tax-exempt bond support	(195)	(195)
Net credit facilities	$410	$360